Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

5. Debt

Silicon Valley Bank Credit Facilities

We currently have a Loan and Security Agreement with Silicon Valley Bank (“SVB”) in which we have a term loan with an original borrowing amount of $6.0 million (the “Term Loan”). The Term Loan is to be repaid by us in 48 monthly installments, plus accrued interest payable monthly in arrears, and unless earlier terminated, matures on the earlier of either May 1, 2015 or an event of a default under the loan agreement. The Term Loan carries a floating annual interest rate equal to SVB’s prime rate then in effect plus 2%, which is currently 6%. We may repay amounts due under the Term Loan at any time with no penalties.

In addition to the terms and conditions of the Term Loan, the loan and security agreement also previously included a revolving credit facility (the “Line of Credit”) with a maximum borrowing capacity of $1.0 million. The interest rate on the Line of Credit was SVB’s prime rate plus 1.25%, payable monthly in arrears, and we were required to pay an unused Line of Credit fee of one-quarter of one percent (0.25%), payable monthly. The Line of Credit had a maturity date of May 17, 2014, and we did not renew the Line of Credit upon its maturity.

Amounts due under the Term Loan are secured by substantially all of our assets, including intellectual property, personal property and bank accounts.

On March 21, 2013, we entered into a Fourth Loan Modification Agreement with SVB that replaced the existing financial covenants with a single covenant that we maintain a minimum cash balance of $5.0 million with SVB. Effective on January 21, 2014, in connection with our sale of our medical shape sensing business, this covenant was modified to reduce the required minimum cash balance to $3.0 million. The Term Loan also requires us to observe a number of operational covenants, including protection and registration of intellectual property rights, and certain customary negative covenants. As of September 30, 2014, we were in compliance with all covenants under the Term Loan.

In addition, the Term Loan contains customary events of default, including nonpayment of principal, interest or other amounts, violation of covenants, material adverse change, an event of default under any subordinated debt documents, incorrectness of representations and warranties in any material respect, bankruptcy, judgments in excess of a threshold amount, and violations of other agreements in excess of a threshold amount. If any event of default occurs SVB may declare due immediately all borrowings under the Term Loan and foreclose on the collateral. Furthermore, an event of default under the Term Loan would result in an increase in the interest rate on any amounts outstanding. As of September 30, 2014, there were no events of default on our Term Loan.

On October 15, 2014 we applied for a letter of credit in the amount of $500,000 with SVB, to be provided in connection with our new Blacksburg, Virginia lease, effective October 1, 2014.

The balance under the Term Loan at September 30, 2014, was $1.0 million, all of which was classified as short-term.

3. Debt

Silicon Valley Bank Facility

We currently have a Loan and Security Agreement with Silicon Valley Bank (“SVB”) under which we have a term loan with an original borrowing amount of $6.0 million (the “Term Loan”). The Term Loan is to be repaid by us in 48 monthly installments, plus accrued interest payable monthly in arrears, and unless earlier terminated, matures on the earlier of either May 1, 2015 or an event of a default under the loan agreement. The term loan carries a floating annual interest rate equal to SVB’s prime rate then in effect plus 2%. We may repay amounts due under the Term Loan at any time with no penalties.

In addition to the terms and conditions of the Term Loan, we also have a revolving credit facility (the “Line of Credit” and together with the Term Loan, the “Credit Facilities”) with a maximum borrowing capacity of $1.0 million. The interest rate on the Line of Credit is SVB’s prime rate plus 1.25%, payable monthly in arrears, and we are required to pay an unused Line of Credit fee of one-quarter of one percent (0.25%), payable monthly. We may terminate the Line of Credit for a termination fee of $10,000, which fee would not be payable in the event that the Line of Credit is replaced by another loan facility with SVB. The Line of Credit has a maturity date of May 18, 2014.

Amounts due under the Credit Facilities are secured by substantially all of our assets, including intellectual property, personal property and bank accounts.

On March 21, 2013, we entered into a Fourth Loan Modification Agreement with SVB that replaced the existing financial covenants with a single covenant that we maintain a minimum cash balance of $5.0 million with SVB. Effective on January 21, 2014, in connection with our sale of assets to Intuitive, this covenant was modified to reduce the required minimum cash balance to $3.5 million. The Credit Facilities also require us to observe a number of operational covenants, including protection and registration of intellectual property rights, and certain customary negative covenants. As of December 31, 2013, we were in compliance with all covenants under the Credit Facilities.

In addition, the Credit Facilities contain customary events of default, including nonpayment of principal, interest or other amounts, violation of covenants, material adverse change, an event of default under any subordinated debt documents, incorrectness of representations and warranties in any material respect, bankruptcy, judgments in excess of a threshold amount, and violations of other agreements in excess of a threshold amount. If any event of default occurs SVB may declare due immediately all borrowings under the Credit Facilities and foreclose on the collateral. Furthermore, an event of default under the Credit Facilities would result in an increase in the interest rate on any amounts outstanding. As of December 31, 2013, there were no events of default on our Credit Facilities.

The balance under the Term Loan at December 31, 2013 was $2.1 million of which $0.6 million was classified as long-term and $1.5 million was classified as short-term. No amounts were outstanding under the Line of Credit and the available credit capacity was $1.0 million at December 31, 2013. The effective rate of our Term Loan at December 31, 2013 was 6%.

The following table presents a summary of debt outstanding as of December 31, 2012 and 2013:

	December 31,
	2012	2013
Silicon Valley Bank Term Loan	$3,625,000	$2,125,000

Less: current portion	1,500,000	1,500,000

Total long-term debt	$2,125,000	$625,000

Maturities on long-term debt are as follows:

Year	Amount
2014	1,500,000
2015	625,000

Total	$2,125,000

Costs associated with loans outstanding were as follows:

	Years Ended December 31,
	2012	2013
Interest expense	$286,529	$189,151
Amortization of transaction costs	25,843	18,387

Total interest expense	$312,372	$207,538